UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event): September 29, 2007

Commission File No. 001-33399

COMVERGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	22-3543611
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

120 Eagle Rock Avenue, Suite 190

East Hanover, New Jersey 07936

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (973) 884-5970

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In our Current Report on Form 8-K filed on September 29, 2007 (the “Initial 8-K”), we reported that we completed our acquisition of Public Energy Solutions, LLC, Public Electric, Inc. and PES NY, LLC (collectively, “PES”). As permitted by Item 9.01 of Form 8-K, we indicated in the Initial 8-K that we would file financial statements for PES and pro forma financial information reflecting the effect of the acquisition by amendment to the Initial 8-K. On October 19, 2007 we filed Amendment No. 1 on Form 8-K/A to amend and supplement the Initial 8-K. We are filing this Amendment No. 2 on Form 8-K/A to restate the accompanying combined financial statements to change our accounting for certain contractual commitments. These changes primarily relate to the timing of when such costs are recognized in determining net loss. The principal affects of this restatement on the accompanying interim financial statements for the six months ended June 30, 2006 and 2007 are presented in Note 2 to the combined financial statements. Accordingly, this filing amends and supplements the Initial 8-K, as amended by Amendment No. 1 as follows:

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The consolidated financial statements of PES required to be filed pursuant to Item 9.01(a) of Form 8-K are included as Exhibit 99.1 of this Amendment No. 1 on Form 8-K/A.

(b) Pro forma financial information.

The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is included as Exhibit 99.2 of this Amendment No. 1 on Form 8-K/A.

(c) Exhibits.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accountants.

99.1	Combined financial statements of PES as of December 31, 2006 and for the year ended December 31, 2006 and unaudited combined financial statements as of June 30, 2007 and for the six months ended June 30, 2006 and 2007.

99.2	Unaudited pro forma combined statements of operations of Comverge, Inc., Enerwise Global Technologies, Inc., and PES for the year ended December 31, 2006 and the six months ended June 30, 2007 and the unaudited pro forma combined balance sheet of Comverge, Inc., Enerwise, and PES as of June 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

Dated: November 5, 2007	By:	/s/ Michael D. Picchi
Michael D. Picchi Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accountants.

99.1	Combined financial statements of PES as of December 31, 2006 and for the year ended December 31, 2006 and unaudited combined financial statements as of June 30, 2007 and for the six months ended June 30, 2006 and 2007.

99.2	Unaudited pro forma combined statements of operations of Comverge, Inc., Enerwise Global Technologies, Inc., and PES for the year ended December 31, 2006 and the six months ended June 30, 2007 and the unaudited pro forma combined balance sheet of Comverge, Inc., Enerwise, and PES as of June 30, 2007.